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                                                                 EXHIBIT 10.35

                              VIEWLOGIC SYSTEMS, INC.

                             1998 STOCK INCENTIVE PLAN

1.   PURPOSE

     The purpose of this 1998 Stock Incentive Plan (the "Plan") of Viewlogic Systems, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future subsidiary corporations as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the "Board").

2.   ELIGIBILITY

     All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.   ADMINISTRATION, DELEGATION

     (a) ADMINISTRATION BY BOARD OF DIRECTORS. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the

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authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     (b) DELEGATION TO EXECUTIVE OFFICERS. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

     (c) APPOINTMENT OF COMMITTEES. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.   STOCK AVAILABLE FOR AWARDS

     (a) NUMBER OF SHARES. Subject to adjustment under Section 8 hereof, Awards may be made under the Plan for up to 6,655,574 shares (the "Authorized Shares") of common stock, $0.001 par value per share, of the Company (the "Common Stock"), which number of Authorized Shares shall automatically increase by five percent of the original number of Authorized Shares (as adjusted pursuant to Section 8 hereof) annually, for the Plan Term (as defined in Section 10(c) hereof), on the anniversary of the adoption of the Plan by the Board. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) PER-PARTICIPANT LIMIT. Subject to adjustment under Section 8, for Awards granted after the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 1,300,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

5.   STOCK OPTIONS

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     (a)  GENERAL.  The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

     (b) INCENTIVE STOCK OPTIONS. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

     (c) EXERCISE PRICE. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

     (d) DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

     (e) EXERCISE OF OPTION. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

     (f) PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

          (1)  in cash or by check, payable to the order of the Company;

          (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

          (3) when the Common Stock is registered under the Exchange Act, by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery;

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          (4)  to the extent permitted by the Board, in its sole discretion by
(i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

          (5)  by any combination of the above permitted forms of payment.

6.   RESTRICTED STOCK

     (a) GRANTS. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

     (b) TERMS AND CONDITIONS. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.   OTHER STOCK-BASED AWARDS

     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.   ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

     (a) CHANGES IN CAPITALIZATION. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or

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other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this
Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

     (b) LIQUIDATION OR DISSOLUTION. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

     (c)  ACQUISITION EVENTS

          (1) DEFINITION. An "Acquisition Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

          (2) CONSEQUENCES OF AN ACQUISITION EVENT ON OPTIONS. Upon the occurrence of an Acquisition Event, or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or

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succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

          Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

          (3) CONSEQUENCES OF AN ACQUISITION EVENT ON RESTRICTED STOCK AWARDS. Upon the occurrence of an Acquisition Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

          (4) CONSEQUENCES OF AN ACQUISITION EVENT ON OTHER AWARDS. The Board shall specify the effect of an Acquisition Event on any other Award granted under the Plan at the time of the grant of such Award.

9.   GENERAL PROVISIONS APPLICABLE TO AWARDS

     (a) TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

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     (b)  DOCUMENTATION.  Each Award shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     (c) BOARD DISCRETION. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

     (d) TERMINATION OF STATUS. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

     (e) WITHHOLDING. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     (f) AMENDMENT OF AWARD. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (g) CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

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     (h)  ACCELERATION.  The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of restrictions in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.  MISCELLANEOUS

     (a) NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     (c) EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant designated by the Board as subject to Section 162(m) of the Code by the Board shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date (the "Plan Term").

     (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m) of the Code, no Award granted to a Participant designated as subject to Section 162(m) by the Board

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after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders as required by Section 162(m) (including the vote required under Section 162(m)).

     (e) GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.


                              Adopted by the Board of Directors
                              on October 2, 1998

                              Approved by the sole Stockholder
                              on October 2, 1998


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                              VIEWLOGIC SYSTEMS, INC.

                                 AMENDMENT NO. 1 TO
                             1998 STOCK INCENTIVE PLAN


     The following amendments to the 1998 Stock Incentive Plan (the "Plan") of Viewlogic Systems, Inc., a Delaware corporation, are hereby effected:

     1. Section 5(c) of the Plan is deleted in its entirety and the following is substituted in lieu thereof:

               (c) EXERCISE PRICE. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement; PROVIDED, THAT, no Option shall have an exercise price of less than (i) 85% of the Fair Market Value of a share of Common Stock on the date of grant, or (ii) in the case of an Option granted to a Participant who is, at the time of the grant of such Option, the owner of stock possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Company (a A10% Stockholder@), 110% of the Fair Market Value of a share of Common Stock on the date of grant.

     2. Section 5(d) of the Plan is deleted in its entirety and the following is substituted in lieu thereof:

               (d) DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; PROVIDED, THAT, (i) Options granted to Participants who are not officers or directors of, or consultants to, the Company shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the date of grant and (ii) no Option shall have a term in excess of ten years from the date of grant.

     3. Section 6(b) of the Plan is deleted in its entirety and the following is substituted in lieu thereof:

               (b) TERMS AND CONDITIONS. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any; PROVIDED, THAT, the issue price of any shares of Common Stock subject to a Restricted Stock Award shall not be less than (i) 85% of the Fair Market Value of a share of Common Stock on the

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          date of grant, or (ii) in the case of a Restricted Stock Award granted to a 10% Stockholder, 100% of the Fair Market Value of a share of Common Stock on the date of grant. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

     4. Section 7 of the Plan is deleted in its entirety and the following is substituted in lieu thereof:

          7.   OTHER STOCK-BASED AWARDS

               The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights; PROVIDED, THAT, the price of any shares of Common Stock subject to any such other stock-based Award or upon which any such other stock-based Award is based, shall not be less than (i) 85% of the Fair Market Value of a share of Common Stock on the date of grant, or (ii) in the case of an other stock-based Award granted to a 10% Stockholder, 100% of the Fair Market Value of a share of Common Stock on the date of grant..

     5. Section 9(a) of the Plan is deleted in its entirety and the following is substituted in lieu thereof:

               (a) NONTRANSFERABILITY OF AWARDS. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     6. Section 9(d) of the Plan is deleted in its entirety and the following is substituted in lieu thereof:


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               (d)  TERMINATION OF STATUS.  The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under such Award; PROVIDED, THAT, at the minimum, following the termination of employment, an Option shall remain exercisable for at least (i) six months, if such termination is a result of disability or death, or
          (ii) 30 days, if such termination is for any reason other than disability, death or cause. Notwithstanding the foregoing, in no event shall any extension of an Option under this Section 9(d) permit the exercise of such Option subsequent to the date of such Option=s expiration pursuant to its terms or the terms of Section 5(d) hereof.

     7. The following Section 9(i) is added to the Plan and inserted therein immediately subsequent to Section 9(h) of the Plan:

               (h) RESTRICTIONS ON TRANSFER OF SHARES AND MINIMUM VESTING. Any shares of Common Stock issued pursuant to Awards shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall be set forth in the applicable Award and shall apply in addition to any restrictions that may apply to holders of shares of Common Stock generally. In the case of a Participant who is not an officer or a director of, or a consultant to, the Company, any right, upon termination of the Participant=s employment or other status with the Company, to repurchase at the original purchase price (if any) shares of Common Stock issued to such Participant pursuant to an Award shall lapse at least as rapidly as 20% per year of the five-year period commencing on the date of grant of such Award. Any such right may be exercised only within 90 days after the termination of the Participant=s employment or other status with the Company (or, in the case of Common Stock issued upon the exercise of Options after the date of termination, within 90 days after the date of exercise) for cash or for cancellation of indebtedness incurred in purchasing such shares of Common Stock.

     8. The following Section 9(j) is added to the Plan and inserted therein immediately subsequent to Section 9(i) of the Plan:

               (j) FINANCIAL REPORTS. Each year, the Company shall furnish to each Participant who is holding an outstanding Award or who is a stockholder of the Company its balance sheet and income statement, unless such Participant is a key employee of the Company whose duties with the Company assure him access to equivalent information. Such balance sheet and income statement need not be audited.


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     9.   Section 10(c) of the Plan is deleted in its entirety and the following is substituted in lieu thereof:

               (c) EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant designated by the Board as subject to
          Section 162(m) of the Code shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under
          Section 162(m) (including the vote required under Section 162(m)). In the event that the Company=s stockholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Awards that have already occurred shall be rescinded, and no additional Awards shall be granted thereafter under the Plan. No Awards shall be granted under the Plan and the Plan shall automatically terminate ten years after the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company=s stockholders (the APlan Term@), but Awards previously granted may extend beyond that date .

     Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

     This Amendment No. 1 to 1998 Stock Incentive Plan shall be effective upon and as of the date of its adoption by the Board.


                                   Adopted by the Board of Directors
                                   on November 23, 1998

                              VIEWLOGIC SYSTEMS, INC.


                          INCENTIVE STOCK OPTION AGREEMENT
                      GRANTED UNDER 1998 STOCK INCENTIVE PLAN

1.   GRANT OF OPTION.

     This agreement evidences the grant by Viewlogic Systems, Inc., a Delaware corporation (the "Company"), on the effective date set forth in the attached Notice of Grant of Stock Option and Option Agreement (the "Grant Date") to the person named in the attached Notice of Grant of Stock Option and Option Agreement, an employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1998 Stock Incentive Plan (the "Plan"), a total of the number of shares set forth in the attached Notice of Grant of Stock Option and Option Agreement (the "Shares") of common stock, $0.001 par value per share, of the Company ("Common Stock") at the price per Share set forth in the attached Notice of Grant of Stock Option and Option Agreement. Unless earlier terminated, this option shall expire on the tenth anniversary of the Grant Date (the "Final Exercise Date").

     It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code").
Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.   VESTING SCHEDULE.

     This option will become exercisable ("vest") according to the schedule set forth in the attached Notice of Grant of Stock Option and Option Agreement; PROVIDED THAT, in no event may the aggregate of all vested Shares, whether exercised or not exercised, exceed the original number of Shares under this option.

     The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan. This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

3.   EXERCISE OF OPTION.

     (a) FORM OF EXERCISE. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

     (b) CONTINUOUS RELATIONSHIP WITH THE COMPANY REQUIRED. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     (c) TERMINATION OF RELATIONSHIP WITH THE COMPANY. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise
Date), PROVIDED THAT this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

     (d) EXERCISE PERIOD UPON DEATH OR DISABILITY. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant; PROVIDED THAT (1) this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability and (2) this option shall not be exercisable after the Final Exercise Date. If the Participant has been, for a period of six continuous months prior to the Final Exercise Date and while he or she also has been an Eligible Participant, unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment (and such impairment does not constitute "disability" within the meaning of Section 22(e)(3) of the Code), and the Participant's employment is terminated by the Company (other than for "cause" as specified in paragraph (e) below), this option shall be exercisable by the Participant within the period of six months following the termination of Participant's employment by the Company, PROVIDED THAT (1) this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of termination of his or her employment, (2) this option shall not be exercisable after the Final Exercise Date and (3) the exercise of this option more than three months after the termination of Participant's employment shall cause this option to lose its status as an incentive stock option as defined in Section 422 of the Code.

     (e) DISCHARGE FOR CAUSE. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.   RIGHT OF FIRST REFUSAL.

     (a) If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, "transfer") any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

     (b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Upon receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; PROVIDED THAT if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

     (c) At and after the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

     (d) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, PROVIDED THAT such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

     (e)  The following transactions shall be exempt from the provisions of this
Section 4:

          (1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

          (2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

          (3) any transfer of the Shares pursuant to the sale of all or substantially all of the business of the Company;

PROVIDED, HOWEVER, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this
Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

     (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

     (g) The provisions of this Section 4 shall terminate upon the earlier of the following events:

          (1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

          (2) the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise.

     (h) The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

5.   AGREEMENT IN CONNECTION WITH PUBLIC OFFERING.

     The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.   WITHHOLDING.

     No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7.   NONTRANSFERABILITY OF OPTION.

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8.   DISQUALIFYING DISPOSITION.

     If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

9.   PROVISIONS OF THE PLAN.

     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                                 VIEWLOGIC SYSTEMS, INC.



Dated: _________________, 1999                   By:
                                                    --------------------------
                                                 Name: William J. Herman
                                                 Title: President





                              PARTICIPANT'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1998 Stock Incentive Plan.


Option Grant Date: See the Attached Notice of Grant of Stock Option and Option Agreement
Number of Shares: See the attached Notice of Grant of Stock Option and Option Agreement
Option Exercise Price: See the attached Notice of Grant of Stock Option and Option Agreement

                                                 PARTICIPANT


                                                 ______________________________
                                                 (Signature)

                                                 ______________________________
                                                 (Print Name)

                                                 Address:______________________

                              VIEWLOGIC SYSTEMS, INC.


                     EXECUTIVE INCENTIVE STOCK OPTION AGREEMENT
                      GRANTED UNDER 1998 STOCK INCENTIVE PLAN

1.     GRANT OF OPTION.

       This agreement evidences the grant by Viewlogic Systems, Inc., a Delaware corporation (the "Company"), on the effective date set forth in the attached Notice of Grant of Stock Option and Option Agreement (the "Grant Date") to the person named in the attached Notice of Grant of Stock Option and Option Agreement, an employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1998 Stock Incentive Plan (the "Plan"), a total of the number of shares set forth in the attached Notice of Grant of Stock Option and Option Agreement (the "Shares") of common stock, $0.001 par value per share, of the Company ("Common Stock") at the price per Share set forth in the attached Notice of Grant of Stock Option and Option Agreement. Unless earlier terminated, this option shall expire on the tenth anniversary of the Grant Date (the "Final Exercise Date").

       It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.     EXERCISE, VESTING SCHEDULE.

       This option shall be exercisable in full or in part at any time and from time to time after the Grant Date. The right of exercise shall be cumulative so that to the extent the option is not exercised at any time for the total number of Shares covered by this option it shall continue to be exercisable, in whole or in part, with respect to all Shares for which this option has not been exercised, until the earlier of the Final Exercise Date or the termination of this option under the Plan or this Section 2. This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

       (a) FORM OF EXERCISE. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan, including without limitation delivery of a promissory note of the Participant to the Company on terms determined by the Company's Board of Directors (the "Board"), provided that such note shall be secured only by the Shares purchased by Participant and shall be non-recourse to the extent of fifty percent of the principal amount of such note. The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

       (b) CONTINUOUS RELATIONSHIP WITH THE COMPANY REQUIRED. Except as otherwise provided in this Section 2, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

       (c) TERMINATION OF RELATIONSHIP WITH THE COMPANY. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), PROVIDED THAT this option shall be exercisable only to the extent that the Shares are not subject to the Purchase Option set forth in Section 3 below.

       (d) EXERCISE PERIOD UPON DEATH OR DISABILITY. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as defined in paragraph 3 below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant; PROVIDED THAT this option shall not be exercisable after the Final Exercise Date and PROVIDED THAT this option shall be exercisable only to the extent that the Shares are not subject to the Purchase Option set forth in Section 3 below. If the Participant has been, for a period of six continuous months prior to the Final Exercise Date and while he or she also has been an Eligible Participant, unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment (and such impairment does not constitute "disability" within the meaning of Section 22(e)(3) of the Code), and the Participant's relationship with the Company is terminated by the Company (other than for "cause" as defined in paragraph 3 below), this option shall be exercisable by the Participant within the period of six months following the termination of Participant's relationship with the Company, PROVIDED THAT (1) this option shall not be exercisable after the Final Exercise Date and (2) the exercise of this option more than three months after the termination of Participant's employment shall cause this option to lose its status as an incentive stock option as defined in Section 422 of the Code and (3) this option shall be exercisable only to the extent that the Shares are not subject to the Purchase Option set forth in Section 3 below.

       (e) DISCHARGE FOR CAUSE. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined in Section 3 (a) below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. The Participant shall be considered to have been discharged for "cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

3.     PURCHASE OPTION.

       The Participant agrees that the Shares purchased upon the exercise of this option shall be subject to the Purchase Option set forth in this Section 3, the right of first refusal set forth in Section 6 of this Agreement and the restrictions on transfer set forth in Section 5 of this Agreement.

       In the event that the Participant ceases to be an Eligible Participant for any reason or no reason, with or without cause, prior to October 2, 2002, the Company shall have the right and option (the "Purchase Option") to purchase from the Participant, for the same price per share as paid by the Participant for such Shares (the "Option Price"), some or all of the Unvested Shares (as defined below). For the purposes of this Agreement, "cause" for termination shall be deemed to exist upon a reasonable determination by the Company of willful misconduct by the Participant or willful failure by the Participant to perform his responsibilities to the Company (including, without limitation, a material breach by the Participant of any employment, consulting, advisory, nondisclosure, noncompetition or other similar agreement between the Participant and the Company). The Participant shall be considered to have been discharged for "cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

       "Unvested Shares" means the total number of Shares multiplied by the Applicable Percentage at the time the Purchase Option becomes exercisable by the Company. The "Applicable Percentage" shall be:

       (1) zero percent (0%), if in connection with or within 24 months subsequent to a change in control (as defined below) the Participant's employment with the Company is terminated by the Company without cause or by the Participant for good reason (as defined below), with ten (10) days prior written notice given by the Participant to the Company in the case of termination by the Participant for good reason;

       (2) (i) 50% during the 24 month period ending October 2, 2000, (ii) 50% less 2.08334% for each full one month of the Participant being an Eligible Participant from and after October 2, 2000, and (iii) 0% on and after October 2, 2002; if the Participant ceases to be an Eligible Participant as a result of the Company's actions without cause prior to and not in connection with a change in control; and

       (3) (i) 100% during the 12 month period ending October 2, 1999, (ii) 75% less 2.08334% for each full one month of the Participant being an Eligible Participant from and after October 2, 1999, and (iii) 0% on and after October 2, 2002; if the Participant ceases to be an Eligible Participant for reasons other than as applicable under clauses 3 (1) and
       (2) above.

              For the purposes of this Agreement, "good reason" shall mean the occurrence, without the Participant's prior written consent, of any of the events or circumstances set forth in clauses (i) through (vi) below. Notwithstanding the occurrence of any such event or circumstance, such occurrence shall not be deemed to constitute good reason if, prior to the date of termination, such event or circumstance has been fully corrected and the Participant has been reasonably compensated for any losses or damages resulting therefrom (provided that such right of correction by the Company shall only apply to the first notice of termination at the election of the Participant for good reason).

                     (i) Any significant diminution in the Participant's duties, responsibilities or authority in effect immediately prior to the earliest to occur of (A) the date on which a change in control of the Company occurs, (B) the date of the execution of an initial written agreement or instrument providing for a change in control of the Company or (C) the date of the adoption by the Board of a resolution providing for a change in control of the Company (with the earliest to occur of such dates referred to herein as the "Measurement Date").

                     (ii) Any reduction in the annual base salary as in effect on the Measurement Date or as the same may be increased from time to time thereafter.

                     (iii) The failure by the Company to (A) continue in effect any material compensation or benefit plan or program (each, a "Benefit Plan") in which the Participant participates or which is applicable to the Participant immediately prior to the Measurement Date, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan or reasonable cash compensation in lieu thereof) has been made with respect to such plan or program, (B) continue the Participant's participation in a Benefit Plan (or in such substitute or alternative plan or make reasonable cash compensation in lieu thereof) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Participant's participation relative to other participants, than the basis existing immediately prior to the Measurement Date or (C) award cash bonuses to the Participant in amounts and in a manner substantially consistent with past practice in light of the Company's financial performance.

                     (iv) A change by the Company in the location at which the Participant performs the Participant's principal duties for the Company to a new location that is either (A) outside a radius of 35 miles from the Participant's principal residence immediately prior to the Measurement Date or (B) more than 30 miles from the location at which the Participant performs his or her principal duties for the Company immediately prior to the Measurement Date and (C) which results in an increase of at least fifteen miles in the Participant's daily commuting distance; or a requirement by the Company that the Participant travel on Company business to a substantially greater extent than required immediately prior to the Measurement Date.

                     (v) The failure by the Company to obtain the agreement, in a form reasonably satisfactory to the Participant, from any successor to the Company to assume and agree to perform this Agreement to the same extent that the Company would be required to perform it if no such succession had taken place.

                     (vi) Any failure of the Company to pay or provide to the Participant any portion of the Participant's compensation or benefits due under any Benefit Plan within seven days of the date such compensation or benefits are due, or any material breach by the Company of any employment agreement with the Participant.

              For purposes of this Agreement, "change in control" shall mean the occurrence of any of the events or circumstances set forth in clauses (I) through (IV) below.

                     (I) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (A) the then-outstanding shares of Common Stock (the "Outstanding Common Stock") or
(B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities") provided, however, that for such purposes, the following acquisitions shall not constitute a Change in Control: (v) any acquisition directly from the Company, (w) any acquisition by any of the holders of the Company's Series A Voting Preferred Stock, $0.001 par value per share, or Series A-1 Non-Voting Preferred Stock, $0.001 par value per share, on the date hereof, (x) any acquisition by the Company, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or
(z) any acquisition by any corporation pursuant to a transaction which complies with all of clauses (A), (B) and (C) of subparagraph (III) of this
Section 3.

                     (II) Individuals who, as of the date hereof, constitute the members of the Board (the "Incumbent Directors") ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Incumbent Directors then in office shall be deemed to be an Incumbent Director (except that this proviso shall not apply to any individual whose initial election as a director occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board).

                     (III)  The consummation of a reorganization,
recapitalization, merger or consolidation involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following three conditions is satisfied: (A) all or substantially all of the individuals and entities who were the beneficial owners of the

Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, respectively of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, respectively, (B) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then outstanding shares of common stock of the Acquiring Corporation or of the combined voting power of the then-outstanding voting securities of such corporation (except to the extent that such ownership existed prior to the Business Combination) and (C) a majority of the members of the board of directors of the Acquiring Corporation were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

                     (IV) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

4.     EXERCISE OF PURCHASE OPTION AND CLOSING.

       (a) The Company may exercise the Purchase Option by delivering or mailing to the Participant (or his estate), within 60 days after the Participant ceases to be an Eligible Participant, a written notice of exercise of the Purchase Option (the "Notice of Exercise"). The Notice of Exercise shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised by the giving of the Notice of Exercise within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

       (b) Within 10 days after receipt by the Participant of the Notice of Exercise, the Participant (or his estate) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase in accordance with the terms of this Agreement, duly endorsed in blank or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Immediately upon receipt of such certificate or certificates, the Company shall (i) pay to the Participant the aggregate Option Price for such Shares and (ii) issue to the Participant one or more certificates registered in the name of the Participant for that number of Shares not purchased by the Company pursuant to such Notice of Exercise.

       (c) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or in cash (by certified check) or both.

       (d) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 3 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

5.     RESTRICTIONS ON TRANSFER.

       The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"):

       (a) any Shares, or any interest therein, that are subject to the Purchase Option or with respect to which the Purchase Option may become exercisable, except that the Participant may transfer such Shares to or for the benefit of any spouse, child or grandchild, or to a trust for any of their benefit, PROVIDED that such Shares shall remain subject to this Agreement (including, without limitation, the restrictions on transfer set forth in this Section 5, the Purchase Option and the right of first refusal set forth in Section 6 below) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or

       (b) any Shares, or any interest therein, that are no longer subject to the Purchase Option, except in accordance with Section 6 below.

6.     RIGHT OF FIRST REFUSAL.

       (a) If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, "transfer") any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

       (b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Upon receipt of such certificate or certificates, the Company shall deliver to the Participant a certified check in payment of the purchase price for the Offered Shares; provided THAT if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

       (c) At and after the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

       (d) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, PROVIDED THAT such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 6 shall remain subject to the right of first refusal set forth in this Section 6 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 6.

       (e) The following transactions shall be exempt from the provisions of this Section 6:

              (1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

              (2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

              (3) any transfer of the Shares pursuant to the sale of all or substantially all of the business of the Company;

PROVIDED, HOWEVER, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 6 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 6.

       (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 6 to one or more persons or entities.

       (g) The provisions of this Section 6 shall terminate upon the earlier of the following events:

              (1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

              (2) the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise.

7.     AGREEMENT IN CONNECTION WITH PUBLIC OFFERING.

       The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities, for a period of 180 days (or such shorter period as is required generally by the managing underwriter at the time of such initial public offering) from the effective date of such registration statement, and
(ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

8      WITHHOLDING.

       No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

       The Participant acknowledges that he has been informed of the availability of making an election in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended; that such election must be filed with the Internal Revenue Service within 30 days of the transfer of shares to the Participant; and that the Participant is solely responsible for making such election.

9.     NONTRANSFERABILITY OF OPTION.

       This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

10.    DISQUALIFYING DISPOSITION.

       If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

11.    EFFECT OF PROHIBITED TRANSFER.

       The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares, or to pay dividends to, any transferee to whom any such Shares shall have been sold or transferred in violation of any of the provisions set forth in this Agreement.

12.    RESTRICTIVE LEGENDS.

       All certificates representing Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

              "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Executive Incentive Stock Option Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation."

              "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

13.    SEVERABILITY.

       The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

14.    WAIVER.

       Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board.

15.    BINDING EFFECT.

       This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer and Purchase Option set forth in Sections 3, 5 and 6 of this Agreement.

16.    NOTICE.

       All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 16.

17.    PRONOUNS.

       Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

18.    ENTIRE AGREEMENT.

       This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement.

19.    AMENDMENT.

       This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

20.    GOVERNING LAW.

       This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

21.    PROVISIONS OF THE PLAN.

       This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

       IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                            VIEWLOGIC SYSTEMS, INC.



Dated: November 23, 1998    By:
                               ----------------------------
                                Name: William J. Herman
                                Title: President

                            Address: 293 Boston Post Road West
                                     Marlboro, MA 01752


                          PARTICIPANT'S ACCEPTANCE

       The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1998 Stock Incentive Plan.

Option Grant Date:  November 23, 1998
Number of Shares: See the attached Notice of Grant of Stock Option and Option Agreement Option Exercise Price: See the attached Notice of Grant of Stock Option and Option Agreement

                                  PARTICIPANT



                                  --------------------------------
                                  (Signature)

                                  --------------------------------
                                  (Print Name)

                                  Address:
                                          ------------------------

                                          ------------------------

                              VIEWLOGIC SYSTEMS, INC.


                        NONSTATUTORY STOCK OPTION AGREEMENT
                      GRANTED UNDER 1998 STOCK INCENTIVE PLAN


1.     GRANT OF OPTION.

       This agreement evidences the grant by Viewlogic Systems, Inc., a Delaware corporation (the "Company"), on the effective date set forth in the attached Notice of Grant of Stock Option and Option Agreement (the "Grant Date") to the person named in the attached Notice of Grant of Stock Option and Option Agreement, an employee, consultant or director of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1998 Stock Incentive Plan (the "Plan"), a total of the number of shares set forth in the attached Notice of Grant of Stock Option and Option Agreement (the "Shares") of common stock, $0.001 par value per share, of the Company ("Common Stock") at the price per Share set forth in the attached Notice of Grant of Stock Option and Option Agreement. Unless earlier terminated, this option shall expire on the tenth anniversary of the Grant Date (the "Final Exercise Date").

       It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.     VESTING SCHEDULE.

       This option will become exercisable ("vest") according to the schedule set forth in the attached Notice of Grant of Stock Option and Option Agreement; PROVIDED THAT, in no event may the aggregate of all vested Shares, whether exercised or not exercised, exceed the original number of Shares under this option.

       The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan. This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

3.     EXERCISE OF OPTION.

       (a) FORM OF EXERCISE. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

       (b) CONTINUOUS RELATIONSHIP WITH THE COMPANY REQUIRED. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

       (c) TERMINATION OF RELATIONSHIP WITH THE COMPANY. If the Participant ceased to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), PROVIDED THAT this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

       (d) EXERCISE PERIOD UPON DEATH OR DISABILITY. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant, PROVIDED THAT (1) this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability and (2) this option shall not be exercisable after the Final Exercise Date. If the Participant has been, for a period of six continuous months prior to the Final Exercise Date and while he or she also has been an Eligible Participant, unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment (and such impairment does not constitute "disability" within the meaning of Section 22(e)(3) of the Code), and the Participant's employment is terminated by the Company (other than for "cause" as specified in paragraph
(e) below), this option shall be exercisable by the Participant within the period of six months following the termination of Participant's employment by the Company, PROVIDED THAT (1) this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of termination of his or her employment and (2) this option shall not be exercisable after the Final Exercise Date.

       (e) DISCHARGE FOR CAUSE. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.     RIGHT OF FIRST REFUSAL.

       (a) If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, "transfer") any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

       (b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Upon receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; PROVIDED THAT if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

       (c) At and after the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

       (d) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, PROVIDED THAT such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

       (e) The following transactions shall be exempt from the provisions of this Section 4:

              (1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

              (2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

              (3) any transfer of the Shares pursuant to the sale of all or substantially all of the business of the Company;

PROVIDED, HOWEVER, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

       (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

       (g) The provisions of this Section 4 shall terminate upon the earlier of the following events:

              (1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

              (2) the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise.

       (h) The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

5.     AGREEMENT IN CONNECTION WITH PUBLIC OFFERING.

       The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause
(i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.     WITHHOLDING.

       No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7.     NONTRANSFERABILITY OF OPTION.

       This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8.     PROVISIONS OF THE PLAN.

       This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

       IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                            VIEWLOGIC SYSTEMS, INC.


Dated:                     , 1999        By:
      ---------------------                 --------------------------------
                                            Name: William J. Herman
                                            Title: President



                              PARTICIPANT'S ACCEPTANCE

       The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1998 Stock Incentive Plan.

Option Grant Date: See the attached Notice of Grant of Stock Option and Option Agreement
Number of Shares: See the attached Notice of Grant of Stock Option and Option Agreement
Option Exercise Price: See the attached Notice of Grant of Stock Option and Option Agreement

                            PARTICIPANT


                            -----------------------------------
                            (Signature)

                            -----------------------------------
                            (Print Name)

                            Address:
                                    ---------------------------

                               VIEWLOGIC SYSTEMS, INC.


                   EXECUTIVE NONSTATUTORY STOCK OPTION AGREEMENT
                      GRANTED UNDER 1998 STOCK INCENTIVE PLAN

1.     GRANT OF OPTION.

       This agreement evidences the grant by Viewlogic Systems, Inc., a Delaware corporation (the "Company"), on the effective date set forth in the attached Notice of Grant of Stock Option and Option Agreement (the "Grant Date") to the person named in the attached Notice of Grant of Stock Option and Option Agreement, an employee, consultant or director of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1998 Stock Incentive Plan (the "Plan"), a total of the number of shares set forth in the attached Notice of Grant of Stock Option and Option Agreement (the "Shares") of common stock, $0.001 par value per share, of the Company ("Common Stock") at the price per Share set forth in the attached Notice of Grant of Stock Option and Option Agreement. Unless earlier terminated, this option shall expire on the tenth anniversary of the Grant Date (the "Final Exercise Date").

       It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.     EXERCISE, VESTING SCHEDULE.

       This option shall be exercisable in full or in part at any time and from time to time after the Grant Date. The right of exercise shall be cumulative so that to the extent the option is not exercised at any time for the total number of Shares covered by this option it shall continue to be exercisable, in whole or in part, with respect to all Shares for which this option has not been exercised, until the earlier of the Final Exercise Date or the termination of this option under the Plan or this Section 2. This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

       (a) FORM OF EXERCISE. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan, including without limitation delivery of a promissory note of the Participant to the Company on terms determined by the Company's Board of Directors (the "Board"), provided that such note shall be secured only by the Shares purchased by Participant and shall be non-recourse to the extent of fifty percent of the principal amount of such note. The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

       (b) CONTINUOUS RELATIONSHIP WITH THE COMPANY REQUIRED. Except as otherwise provided in this Section 2, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

       (c) TERMINATION OF RELATIONSHIP WITH THE COMPANY. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), PROVIDED THAT this option shall be exercisable only to the extent that the Shares are not subject to the Purchase Option set forth in Section 3 below.

       (d) EXERCISE PERIOD UPON DEATH OR DISABILITY. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as defined in paragraph 3 below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant; PROVIDED THAT this option shall not be exercisable after the Final Exercise Date and PROVIDED THAT this option shall be exercisable only to the extent that the Shares are not subject to the Purchase Option set forth in Section 3 below. If the Participant has been, for a period of six continuous months prior to the Final Exercise Date and while he or she also has been an Eligible Participant, unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment (and such impairment does not constitute "disability" within the meaning of Section 22(e)(3) of the Code), and the Participant's relationship with the Company is terminated by the Company (other than for "cause" as defined in paragraph 3 below), this option shall be exercisable by the Participant within the period of six months following the termination of Participant's relationship with the Company, PROVIDED THAT this option shall not be exercisable after the Final Exercise Date and PROVIDED THAT this option shall be exercisable only to the extent that the Shares are not subject to the Purchase Option set forth in Section 3 below.

       (e) DISCHARGE FOR CAUSE. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined in Section 3 (a) below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. The Participant shall be considered to have been discharged for "cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

3.     PURCHASE OPTION.

       The Participant agrees that the Shares purchased upon the exercise of this option shall be subject to the Purchase Option set forth in this Section 3, the right of first refusal set forth in

Section 6 of this Agreement and the restrictions on transfer set forth in
Section 5 of this Agreement.

       In the event that the Participant ceases to be an Eligible Participant for any reason or no reason, with or without cause, prior to October 2, 2002, the Company shall have the right and option (the "Purchase Option") to purchase from the Participant, for the same price per share as paid by the Participant for such Shares (the "Option Price"), some or all of the Unvested Shares (as defined below). For the purposes of this Agreement, "cause" for termination shall be deemed to exist upon a reasonable determination by the Company of willful misconduct by the Participant or willful failure by the Participant to perform his responsibilities to the Company (including, without limitation, a material breach by the Participant of any employment, consulting, advisory, nondisclosure, noncompetition or other similar agreement between the Participant and the Company). The Participant shall be considered to have been discharged for "cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

       "Unvested Shares" means the total number of Shares multiplied by the Applicable Percentage at the time the Purchase Option becomes exercisable by the Company. The "Applicable Percentage" shall be:

       (1) zero percent (0%), if in connection with or within 24 months subsequent to a change in control (as defined below) the Participant's employment with the Company is terminated by the Company without cause or by the Participant for good reason (as defined below), with ten (10) days prior written notice given by the Participant to the Company in the case of termination by the Participant for good reason;

       (2) (i) 50% during the 24 month period ending October 2, 2000, (ii) 50% less 2.08334% for each full one month of the Participant being an Eligible Participant from and after October 2, 2000, and (iii) 0% on and after October 2, 2002; if the Participant ceases to be an Eligible Participant as a result of the Company's actions without cause prior to and not in connection with a change in control; and

       (3) (i) 100% during the 12 month period ending October 2, 1999, (ii) 75% less 2.08334% for each full one month of the Participant being an Eligible Participant from and after October 2, 1999, and (iii) 0% on and after October 2, 2002; if the Participant ceases to be an Eligible Participant for reasons other than as applicable under clauses 3 (1) and
       (2) above.

              For the purposes of this Agreement, "good reason" shall mean the occurrence, without the Participant's prior written consent, of any of the events or circumstances set forth in clauses (i) through (vi) below. Notwithstanding the occurrence of any such event or circumstance, such occurrence shall not be deemed to constitute good reason if, prior to the date of termination, such event or circumstance has been fully corrected and the Participant has been reasonably compensated for any losses or damages resulting therefrom (provided that such right of correction by the Company shall only apply to the first notice of termination at the election of the Participant for good reason).

                     (i) Any significant diminution in the Participant's duties, responsibilities or authority in effect immediately prior to the earliest to occur of (A) the date on which a change in control of the Company occurs, (B) the date of the execution of an initial written agreement or instrument providing for a change in control of the Company or (C) the date of the adoption by the Board of a resolution providing for a change in control of the Company (with the earliest to occur of such dates referred to herein as the "Measurement Date").

                     (ii) Any reduction in the annual base salary as in effect on the Measurement Date or as the same may be increased from time to time thereafter.

                     (iii) The failure by the Company to (A) continue in effect any material compensation or benefit plan or program (each, a "Benefit Plan") in which the Participant participates or which is applicable to the Participant immediately prior to the Measurement Date, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan or reasonable cash compensation in lieu thereof) has been made with respect to such plan or program, (B) continue the Participant's participation in a Benefit Plan (or in such substitute or alternative plan or make reasonable cash compensation in lieu thereof) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Participant's participation relative to other participants, than the basis existing immediately prior to the Measurement Date or (C) award cash bonuses to the Participant in amounts and in a manner substantially consistent with past practice in light of the Company's financial performance.

                     (iv) A change by the Company in the location at which the Participant performs the Participant's principal duties for the Company to a new location that is either (A) outside a radius of 35 miles from the Participant's principal residence immediately prior to the Measurement Date or (B) more than 30 miles from the location at which the Participant performs his or her principal duties for the Company immediately prior to the Measurement Date and (C) which results in an increase of at least fifteen miles in the Participant's daily commuting distance; or a requirement by the Company that the Participant travel on Company business to a substantially greater extent than required immediately prior to the Measurement Date.

                     (v) The failure by the Company to obtain the agreement, in a form reasonably satisfactory to the Participant, from any successor to the Company to assume and agree to perform this Agreement to the same extent that the Company would be required to perform it if no such succession had taken place.

                     (vi) Any failure of the Company to pay or provide to the Participant any portion of the Participant's compensation or benefits due under any Benefit Plan within seven days of the date such compensation or benefits are due, or any material breach by the Company of any employment agreement with the Participant.

              For purposes of this Agreement, "change in control" shall mean the occurrence of any of the events or circumstances set forth in clauses (I) through (IV) below.

                     (I) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (A) the then-outstanding shares of Common Stock (the "Outstanding Common Stock") or
(B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities") provided, however, that for such purposes, the following acquisitions shall not constitute a Change in Control: (v) any acquisition directly from the Company, (w) any acquisition by any of the holders of the Company's Series A Voting Preferred Stock, $0.001 par value per share, or Series A-1 Non-Voting Preferred Stock, $0.001 par value per share, on the date hereof, (x) any acquisition by the Company, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or
(z) any acquisition by any corporation pursuant to a transaction which complies with all of clauses (A), (B) and (C) of subparagraph (III) of this
Section 3.

                     (II) Individuals who, as of the date hereof, constitute the members of the Board (the "Incumbent Directors") ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Incumbent Directors then in office shall be deemed to be an Incumbent Director (except that this proviso shall not apply to any individual whose initial election as a director occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board).

                     (III)  The consummation of a reorganization,
recapitalization, merger or consolidation involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following three conditions is satisfied: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, respectively of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business
Combination, of the Outstanding Common Stock and Outstanding Voting
Securities, respectively, (B) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then outstanding shares of common stock of the Acquiring Corporation or of the combined voting power of the then-outstanding voting securities of such corporation (except to the extent that such ownership existed prior to the Business Combination) and (C) a majority of the members of the board of directors of the Acquiring Corporation were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

                     (IV) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

4.     EXERCISE OF PURCHASE OPTION AND CLOSING.

       (a) The Company may exercise the Purchase Option by delivering or mailing to the Participant (or his estate), within 60 days after the Participant ceases to be an Eligible Participant, a written notice of exercise of the Purchase Option (the "Notice of Exercise"). The Notice of Exercise shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised by the giving of the Notice of Exercise within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

       (b) Within 10 days after receipt by the Participant of the Notice of Exercise, the Participant (or his estate) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase in accordance with the terms of this Agreement, duly endorsed in blank or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Immediately upon receipt of such certificate or certificates, the Company shall (i) pay to the Participant the aggregate Option Price for such Shares and (ii) issue to the Participant one or more certificates registered in the name of the Participant for that number of Shares not purchased by the Company pursuant to such Notice of Exercise.

       (c) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or in cash (by certified check) or both.

       (d) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to

Section 3 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

5.     RESTRICTIONS ON TRANSFER.

       The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"):

       (a) any Shares, or any interest therein, that are subject to the Purchase Option or with respect to which the Purchase Option may become exercisable, except that the Participant may transfer such Shares to or for the benefit of any spouse, child or grandchild, or to a trust for any of their benefit, PROVIDED that such Shares shall remain subject to this Agreement (including, without limitation, the restrictions on transfer set forth in this Section 5, the Purchase Option and the right of first refusal set forth in Section 6 below) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or

       (b) any Shares, or any interest therein, that are no longer subject to the Purchase Option, except in accordance with Section 6 below.

6.     RIGHT OF FIRST REFUSAL.

       (a) If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, "transfer") any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

       (b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Upon receipt of such certificate or certificates, the Company shall deliver to the Participant a certified check in payment of the purchase price for the Offered Shares; provided THAT if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

       (c) At and after the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

       (d) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, PROVIDED THAT such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 6 shall remain subject to the right of first refusal set forth in this Section 6 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 6.

       (e) The following transactions shall be exempt from the provisions of this Section 6:

              (1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

              (2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

              (3) any transfer of the Shares pursuant to the sale of all or substantially all of the business of the Company;

PROVIDED, HOWEVER, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 6 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 6.

       (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 6 to one or more persons or entities.

       (g) The provisions of this Section 6 shall terminate upon the earlier of the following events:

              (1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

              (2) the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise.

7.     AGREEMENT IN CONNECTION WITH PUBLIC OFFERING.

       The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities, for a period of 180 days (or such shorter period as is required generally by the managing underwriter at the time of such initial public offering) from the effective date of such registration statement, and
(ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

8      WITHHOLDING.

       No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

       The Participant acknowledges that he has been informed of the availability of making an election in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended; that such election must be filed with the Internal Revenue Service within 30 days of the transfer of shares to the Participant; and that the Participant is solely responsible for making such election.

9.     NONTRANSFERABILITY OF OPTION.

       This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and except that the Participant may transfer this option to or for the benefit of any spouse, child or grandchild, or to a trust for any of their benefit.

10.    EFFECT OF PROHIBITED TRANSFER.

       The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares, or to pay dividends to, any transferee to whom any such Shares shall have been sold or transferred in violation of any of the provisions set forth in this Agreement.

11.    RESTRICTIVE LEGENDS.

       All certificates representing Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

              "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Executive Nonstatutory Stock Option Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation."

              "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

12.    SEVERABILITY.

       The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

13.    WAIVER.

       Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board.

14.    BINDING EFFECT.

       This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer and Purchase Option set forth in Sections 3, 5 and 6 of this Agreement.

15.    NOTICE.

       All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 15.

16.    PRONOUNS.

       Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

17.    ENTIRE AGREEMENT.

       This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement.

18.    AMENDMENT.

       This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

19.    GOVERNING LAW.

       This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

20.    PROVISIONS OF THE PLAN.

       This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

       IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                            VIEWLOGIC SYSTEMS, INC.



Dated: November 23, 1998    By:
                                -------------------------------
                                Name: William J. Herman
                                Title: President

                             Address: 293 Boston Post Road West
                                      Marlboro, MA 01752

                          PARTICIPANT'S ACCEPTANCE

       The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1998 Stock Incentive Plan.

Option Grant Date:  November 23, 1998
Number of Shares: See the attached Notice of Grant of Stock Option and Option Agreement Option Exercise Price: See the attached Notice of Grant of Stock Option and Option Agreement

                            PARTICIPANT


                            -------------------------------
                            (Signature)

                            -------------------------------
                            (Print Name)

                            Address:
                                    ------------------------

                                    ------------------------